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                                                       EXHIBIT 23.01


                            INDEPENDENT AUDITORS' CONSENT


          The Board of Directors
          Ceridian Corporation:


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm in
          Part II, Item 5 of this Registration Statement.


                                       /s/KPMG Peat Marwick LLP

       Minneapolis, Minnesota
       May 30, 1997